UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective April 29, 2013, SandRidge Energy, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of November 19, 2012 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.

The Amendment accelerated the expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from November 19, 2013 to April 29, 2013. Accordingly, as of 5:00 p.m. New York, New York time on April 29, 2013, the Rights expired and were no longer outstanding, and the Rights Agreement terminated as of that time.

The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Rights Agreement, on November 19, 2012, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations (the “Certificate of Designations”), constituting part of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), relating to the Series A Junior Participating Preferred Stock of the Company issuable upon exercise of the Rights (the “Preferred Stock”). In connection with the expiration of the Rights and the termination of the Rights Agreement on April 30, 2013, as described in Item 1.01 above, all matters set forth in the Certificate of Designations relating to the Preferred Stock were eliminated from the Company’s Certificate of Incorporation. The Company filed a certificate with the Secretary of State of the State of Delaware (the “Certificate”) stating that none of the authorized shares of Preferred Stock are outstanding and that no such shares will be issued under the Certificate of Designations.

The foregoing description of the Certificate is qualified in its entirety by reference to the copy of the Certificate attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of SandRidge Energy, Inc., dated April 30, 2013

4.1	Amendment No. 1 to Rights Agreement, dated as of April 29, 2013, between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: April 30, 2013	By:	/s/ James D. Bennett
James D. Bennett
President and Chief Financial Officer

Exhibit Index

No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of SandRidge Energy, Inc., dated April 30, 2013

4.1	Amendment No. 1 to Rights Agreement, dated as of April 29, 2013, between SandRidge Energy, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent